UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: May 8, 2009

Cannon Exploration Inc.

(Exact Name of small business issuer as specified in its charter)

Delaware

(State of Incorporation)

000-12821

(Commission File No.)

133204966

(IRS Employer ID Number)

4625 South Wendler Dr., Suite 111, Tempe, Arizona 85282

(Address of principal executive offices)

(602) 748-1472

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]   Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 ))

Item 5.03  Amendments to Articles of Incorporation or Bylaws.

On March 4, 2008, the board of directors of the Company approved an amendment to the articles of incorporation to change the name of the corporation to "Cannon Exploration, Inc.". The name change amendment was approved by the board of directors and by a majority of the shareholders.  The name change amendment was filed with the Secretary of State of Delaware and became effective on March 13, 2008.

Item 8.01  Other Events

Effective April 8, 2008, the Company started to trade with a new ticker symbol of “CNEX” for the name change to Cannon Exploration, Inc..

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Cannon Exploration, Inc.

By:  /s/ Gilbert Oliveros

Gilbert Oliveros

President

Date: May 9, 2009

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